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                                                                   EXHIBIT 99.02
                         Notice of Guaranteed Delivery
                                      for
                        Tender of Shares of Common Stock
         (Including the Associated Rights to Purchase Preferred Stock)
                                       of
                            LASER POWER CORPORATION
                                       to
                            II-VI ACQUISITION CORP.
                           A Wholly Owned Subsidiary
                             of II-VI Incorporated

                   (Not To Be Used For Signature Guarantees)

   This Notice of Guaranteed Delivery, or a form substantially equivalent hereto, must be used to accept the Offer (as defined below) if certificates representing shares of common stock, par value $0.001 per share (together with the associated rights to purchase preferred stock, the "Laser Power Shares"), of Laser Power Corporation, a Delaware corporation, are not immediately available, if the procedure for book-entry transfer cannot be completed prior to the expiration date (as defined in the Prospectus dated August 7, 2000 (the "Prospectus")), or if time will not permit all required documents to reach American Stock Transfer & Trust (the "Exchange Agent") prior to the expiration date. Such form may be delivered by hand, transmitted by facsimile transmission or mailed to the Exchange Agent as described in the Prospectus.

   The Exchange Agent for the Offer is:

                    American Stock Transfer & Trust Company

                  By Mail, Hand Delivery or Overnight Courier:

                           40 Wall Street, 46th Floor
                            New York, New York 10005

                                     Confirm Facsimile by
          By Facsimilie:                  Telephone:

           718-234-5001                  718-921-8200
    (For Eligible Institutions
               Only)                (For Confirmation Only)

   DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

   THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

   Ladies and Gentlemen:

   The undersigned hereby tenders to II-VI Acquisition Corp. ("Purchaser"), a Delaware corporation and a wholly owned subsidiary of II-VI Incorporated, a Pennsylvania corporation ("II-VI"), upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal (which, together with any amendments or supplements thereto, constitute the "Offer"), receipt of which is hereby acknowledged, the number of Laser Power Shares set forth below, pursuant to the guaranteed delivery procedures set forth in the Prospectus.

 Signature(s):

 -----------------------------------

 Name(s) of Record Holders:

 -----------------------------------
 PLEASE TYPE OR PRINT

 Number of Laser Power Shares:

 -----------------------------------

 Certificate No(s). (if available)

 -----------------------------------

 Dated: ______________________, 2000

 Address(es):

 -----------------------------------

 -----------------------------------

 -----------------------------------
                            ZIP CODE

 Area Code and Tel. No.(s):

 -----------------------------------

 Check box if Laser Power Shares
 will be tendered by book-entry
 transfer: [_]

 Account Number:

 -----------------------------------


                              DELIVERY GUARANTEE
                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

   The undersigned, a participant in the Security Transfer Agents Medallion Program, the Stock Exchange Medallion Program or the New York Stock Exchange Medallion Signature Program, guarantees to deliver to the Exchange Agent either certificates representing the Laser Power Shares tendered hereby, in proper form for transfer, or confirmation of book-entry transfer of such Laser Power Shares into the Exchange Agent's account at The Depository Trust Company, in each case with delivery of a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), with any required signature guarantees, or an Agent's Message (as defined in the Prospectus), and any other documents required by the Letter of Transmittal, within three (3) Nasdaq National Market trading days after the date hereof.

   The Eligible Institution that completes this form must communicate the guarantee to the Exchange Agent and must deliver the Letter of Transmittal and certificates for Laser Power Shares to the Exchange Agent within the time period shown herein. Failure to do so could result in a financial loss to such Eligible Institution.

 Name of Firm:

 -----------------------------------

 Address:

 -----------------------------------

 -----------------------------------

 -----------------------------------
                            ZIP CODE

 Area Code and Tel. No.:

 -----------------------------------

 Authorized Signature:

 -----------------------------------

 Name:

 -----------------------------------
 PLEASE PRINT

 Title:

 -----------------------------------

 Dated: ______________________, 2000

    NOTE: DO NOT SEND CERTIFICATES WITH THIS NOTICE OF GUARANTEED DELIVERY.

         CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.